Exhibit 10.1

October 18, 2006

The Enbridge Supplemental Pension Plan

As Amended and Restated
Effective January 1, 2018

CERTIFIED to be a true and complete copy of the text of the Enbridge Supplemental Pension Plan.

Date:                                          c/s

H-616392_.DOC January 1, 2005    1 of 1

Table of Contents
1.GENERAL    1
1.1INTRODUCTION    1
1.2CONSTRUCTION, INTERPRETATION AND DEFINITIONS    2
1.3ELIGIBILITY AND MEMBERSHIP    8
1.4CONTRIBUTIONS    9
1.5GRANTOR TRUST FUND    12
1.6RCA FUND    15
1.7ADMINISTRATION OF THE PLAN    18
1.8GENERAL PROVISIONS    20
1.9AMENDMENT OR DISCONTINUANCE    22
2.DEFINED BENEFIT PROVISIONS RELATING TO EI PLAN BENEFITS ACCRUED BY ACTIVE MEMBERS    26
2.0APPLICATION OF ARTICLE 2    26
2.1RETIREMENT BENEFITS    26
2.2DEATH BENEFITS    27
2.3TERMINATION BENEFITS    30
3.DEFINED BENEFIT PROVISIONS RELATING TO EGD PLAN BENEFITS    33
3.0APPLICATION OF ARTICLE 3    33
3.1RETIREMENT BENEFITS    33
3.2DEATH BENEFITS    36
3.3TERMINATION BENEFITS    38
4.BENEFITS PAYABLE TO RETIRED MEMBERS FROM THE EI PLAN    40
4.0APPLICATION OF ARTICLE 4    40
4.1RETIREMENT BENEFITS    40
5.POST-RETIREMENT PENSION INCREASES    41
6.DEFINED CONTRIBUTION PROVISIONS    43
6.0APPLICATION OF ARTICLE 6    43
6.1ESTABLISHMENT AND MAINTENANCE OF NOTIONAL ACCOUNTS    43
6.2NOTIONAL AMOUNTS OF CONTRIBUTIONS    43
6.3NOTIONAL AMOUNTS OF INVESTMENT EARNINGS    43
6.4PAYMENT OF DC PENSION BENEFITS    44
APPENDIX A45
APPENDIX B46

Restatement effective January 1, 2018    1

Restatement effective January 1, 2018    1

1.	General

1.1	Introduction

1.1.01
The Plan was originally established effective January 1, 2000, and was amended and restated effective as of January 1, 2005. The Plan is hereby restated effective as of January 1, 2018 to incorporate prior amendments and to harmonize with restatements to the underlying registered pension plans also made effective as of that date. The purposes of the Plan are:

(a)	to ensure that Senior Management Employees receive retirement benefits in accordance with the Senior Management Pension Plan,

(b)
to ensure that, where agreed to by the Parent, Employees who are not Senior Management Employees receive certain retirement benefits as defined in the EGD Plan and the EI Plan without limitation due to Maximum Pension Rules or Maximum DC Pension Rules, and

(c)	to ensure that Members receive any retirement benefits agreed to by the Parent within a Member’s executive employment agreement.

For further clarity, the Plan does not provide retirement benefits in respect of a Member’s service accrued while a US Tax Resident.

1.1.02
With the exception of Article 4, the provisions of the Plan apply to Members for whom the earlier of retirement, termination of employment with a Participating Employer or death occurs on or after January 1, 2000. Benefits, if any, in respect of a Retired Member who retired, terminated employment with a Participating Employer, or died prior to January 1, 2000 will be governed in accordance with Article 4 of this Plan.

1.1.03
The Plan is not a registered pension plan under the Income Tax Act or under Canadian Pension Laws. Any contributions made to the Plan with respect to benefits earned while a Member is not (i) a US Tax Resident, (ii) a US Expatriate or (iii) otherwise subject to Code Section 409A, will be deposited in the RCA Fund and are to be considered as contributions to retirement compensation arrangements under the Income Tax Act. Any contributions made to the Plan with respect to benefits earned by a Member while he is a US Expatriate or otherwise subject to Code Section 409A, will be deposited in the Grantor Trust Fund.

1.1.04
The Plan is intended to satisfy the requirements of Code Section 409A for any benefits accrued or payable under the Plan to or on behalf of a Member who is subject to United States federal income taxation, but only to the extent such Member’s benefits are subject to Code Section 409A, and do not satisfy any

Restatement effective January 1, 2018    2

exception thereto either with respect to the Member individually or the Plan as a whole.

1.2	Construction, Interpretation and Definitions

For the purposes of this Plan, including this Section, the expressions set out below have the following meanings, regardless of any definitions in any other document that may be at variance with them:

1.2.01	“Active Member” means an Employee who is eligible to participate in the Plan in accordance with Section 1.3.01 and who is entitled to benefits from the Plan.

1.2.02	“Actuarial Equivalent” has the same meaning as in the EGD Plan or the EI Plan as is applicable in the circumstances.

1.2.03
“Actuary” means an individual, a firm or a corporation from time to time appointed by the Parent to carry out actuarial valuations and provide such actuarial advice and services as may be required for the purposes of the Plan. The Actuary shall at all times be a person who is, or a firm that has on its staff, a Fellow of the Canadian Institute of Actuaries.

1.2.04	“Associate Company” has the same meaning as in the EI Plan.

1.2.05	“Beneficiary” of a Member is the same person or persons designated by the Member as his beneficiary for the purposes of the EGD Plan or the EI Plan as is applicable in the circumstances.

1.2.06
“Benefit Commencement Date” means, with respect to benefits subject to Code Section 409A for Plan Years beginning on or after January 1, 2008, (i) for a Member whose date of Separation from Service is prior to his 55th birthday, the first day of the month coincident with or next following the date he attains age 60, and (ii) for a Member whose date of Separation from Service is on or after his 55th birthday, the first day of the month coincident with or next following the date that is six (6) months after the date of his Separation from Service.

1.2.07	“Board of Directors” means the Board of Directors of the Parent.

1.2.08
“Canadian Pension Laws” means the federal Pension Benefits Standards Act, 1985 and any regulations pursuant thereto and any amendment or substitute therefor as well as any similar statute applicable to the EGD Plan or the EI Plan and any regulation pursuant thereto adopted by the Canadian or any provincial government.

1.2.09	“Change of Control” has the meaning set forth in Section 1.4.07.

Restatement effective January 1, 2018    3

1.2.10
“Code” means the United States Internal Revenue Code of l986, as amended, and the regulations and other authority issued thereunder by the appropriate governmental authority. References herein to any section of the Code shall include references to any successor section or provision of the Code.

1.2.01
“Commuted Lump Sum Value” has the same meaning as in the EI Plan or the definition of commuted value in the EGD Plan as applicable in the circumstances. Income tax payable upon termination, death or retirement on any benefit provided under the Plan shall not be considered in the calculation of any Commuted Lump Sum Value.

1.2.02	“Consumer Price Index” has the same meaning as in the EGD Plan or the EI Plan as is applicable in the circumstances.

1.2.03	“Effective Date” means January 1, 2000, the original effective date of the Plan.

1.2.04
“EGD Plan” means the Pension Plan for Employees of Enbridge Gas Distribution, Inc. and Affiliates, as amended from time to time, formerly named the Pension Plan for Employees of the Consumers’ Gas Company Ltd. and Designated Affiliated, Associated, and Subsidiary Companies.

1.2.05
“EGD Supplementary Plan” means the Supplementary Executive Retirement Plan for Employees of Enbridge Gas Distribution Inc. and Affiliates, as amended from time to time, formerly named the Supplementary Executive Retirement Plan of the Consumers’ Gas Company Ltd.

1.2.06	“EI Plan” means the Retirement Plan for the Employees of Enbridge Inc. and Affiliates as in effect at January 1, 2018, and as subsequently amended from time to time.

1.2.07	“Employee” has the same meaning as in the EGD Plan or the EI Plan as is applicable in the circumstances.

1.2.08
“EUS Plan” means the Enbridge (U.S.) Inc. Employees’ Annuity Plan as in effect at January 1, 2005, and as subsequently amended from time to time or the Pension Plan for Employees of the St. Lawrence Gas Company, Inc. as in effect at January 1, 2005, and as amended from time to time, as is applicable in the circumstances.

1.2.09	“Excess Assets” means excess assets as defined in the Funding Policy.

1.2.10	“Final Average Earnings” has the same meaning as in the EI Plan.

Restatement effective January 1, 2018    4

1.2.11	“Funding Agency” means the original trustee, or trustees, that the Parent may appoint to hold and to administer the RCA Fund, and any duly appointed successor trustee or trustees.

1.2.12	“Funding Agreement” means any agreement governing the RCA Fund now or hereafter entered into between the Parent and the Funding Agency.

1.2.13	“Funding Policy” means the funding policy of the Plan as agreed to by the Human Resources & Compensation Committee and as amended from time to time.

1.2.14
“Grantor Trust Agreement” means any agreement governing the Grantor Trust Fund now or hereafter entered into between the Parent and the Grantor Trustee. The trust established under the Grantor Trust Agreement is intended to be a grantor trust within the meaning of Code Sections 671-677, and is not intended to constitute offshore trust property within the meaning of Code Section 409A(b).

1.2.15	“Grantor Trust Fund” means the trust fund established with the Grantor Trustee for the purpose of providing benefits under the Plan.

1.2.16
“Grantor Trustee” means the original trustee, or trustees, that the Parent may appoint to hold and to administer the Grantor Trust Fund, and any duly appointed successor, trustee, or trustees, or any combination thereof.

1.2.17
“Human Resources & Compensation Committee” means the Committee of the Board of Directors of the Parent from time to time appointed to fix the remuneration of the executives of the Parent or the Participating Employers or, if such committee has not been appointed, means the Board of Directors of the Parent.

1.2.18
“Income Tax Act” means the Income Tax Act (Canada) and any applicable provincial income tax act, as amended from time to time, together with any relevant regulations and application rules made thereunder from time to time.

1.2.19
“Maximum DC Pension Rules” means any rule or rules established by or under the Income Tax Act that limits contributions to an Active Member’s account under the EGD Plan or the EI Plan as of the date on which a contribution would otherwise have been payable. Such rules include, but are not necessarily limited to:

(a)	maximum contribution limits resulting from the money purchase limit as defined by the Income Tax Act, and

(b)	limitations on the contributions permitted for Active Members employed by a Foreign Affiliate (as defined under the EGD Plan or the EI Plan).

Restatement effective January 1, 2018    5

1.2.20
“Maximum Pension Rules” means any rule or rules established by or under the Income Tax Act that limits a benefit payable to a Member under the EGD Plan or the EI Plan as of the date in respect of which a determination of his benefit thereunder is required for purposes of this Plan. Such rules include, but are not necessarily limited to:

(a)	limitations on defined benefit pension benefits payable to high income employees,

(b)	limitations on the recognition of earnings for the purpose of determining the amount of defined benefit pensions,

(c)	limitations on the crediting of service for employees employed outside of Canada,

(d)	limitations on the annual defined benefit accrual rate, and

(e)	limitations on the crediting of service prior to employment.

1.2.21	“Member” means an Active Member or a Retired Member.

1.2.22
Normal Benefit Form” means, with respect to benefits subject to Code Section 409A, (a) for a Member who is not married on his or her benefit commencement date, a pension payable on the first day of each month during the Member’s lifetime commencing with the benefit commencement date, and terminating with the payment for the month in which the Member dies, but with a minimum of one hundred eighty (180) monthly payments (even if the Member should die prior to receiving such minimum number of payments); and (b) for a Member who is married on his or benefit commencement date, an annuity for the life of the Member with a survivor annuity payable to the Member’s spouse in an amount equal to sixty percent (60%) of the monthly amount of the annuity payable to the Member during the Member’s lifetime; provided, however, that if the Member’s spouse is more than eight (8) years younger than the Member, the monthly amount payable to the Member shall be reduced by three tenths (3/10) of one percent (1%) for each year that the difference in age between the Member and his or her spouse exceeds eight (8) years.

1.2.23	“Notional Account” means an Active Member’s account established and maintained pursuant to the provisions of Section 6.1.

1.2.24	“Notional Investment Earnings” means the notional amount of investment income credited to an Active Member’s Notional Account pursuant to the provisions of Section 6.3.

1.2.25	“Parent” means Enbridge Inc.

Restatement effective January 1, 2018    6

1.2.26
“Participating Employer” means any employer who meets the definition of “Company” in accordance with the EI Plan or “Participating Employer” in accordance with the EGD Plan, as applicable, who, subject to the consent of the Board of Directors, agrees to participate in the Plan and be bound by the terms of the Plan.

1.2.37	“Participating Employer Account” means the portion of each of the RCA Fund and the Grantor Trust Fund allocated to a Participating Employer.

1.2.38	“Plan” means this Enbridge Supplemental Pension Plan, as originally effective January 1, 2000, and amended and restated as of January 1, 2005, and as it may thereafter be amended from time to time.

1.2.39	“Plan Assets” means plan assets as defined in the Funding Policy and includes any investment income earned by such assets.

1.2.40    “Plan Year” means the calendar year.

1.2.41
“Post Retirement Adjustment Provisions” means the provisions of the EGD Plan or the EI Plan as applicable in the circumstances that may increase the amount of periodic lifetime retirement benefit after a Member’s retirement.

1.2.42	“RCA Fund” means the trust fund established with the Funding Agency for the purpose of providing benefits under the Plan.

1.2.43    “Retired Member” means a person as defined in Section 1.3.02.

1.2.44	“Senior Management Employee” has the same meaning as in the EI Plan or the EGD Plan, as the case may be.

1.2.45
“Senior Management Pension Plan” means the supplemental pension arrangement described in the employee booklet entitled “The Enbridge Senior Management Pension Plan” effective January 1, 2000 and as amended thereafter. Any and all benefits relating to the Senior Management Pension Plan for the period that a Senior Management Employee is employed by a Participating Employer are documented in this Plan, the EI Plan or the EGD Plan.

1.2.46
“Separation from Service” means the cessation of a Member’s services as an Employee of the Parent and any Participating Employer for any reason; provided, however, that transfer of employment between two entities that are included in a “controlled group” within the meaning of Code Sections 414 and 1563 will not constitute Separation from Service for purposes of this Plan; and provided further, the term Separation from Service shall be administered and interpreted in accordance with Code Section 409A.

Restatement effective January 1, 2018    7

1.2.47
“Specified Employee” means a Member who is a “key employee” (as defined in Code Section 416(i) without regard to Code Section 416(i)(5)) of the Parent (or an entity which is considered to be a single employer with the Parent under Code Section 414(b) or 414(c)), as determined under Code Section 409A at any time during the twelve (12) month period ending on December 31, but only if the Parent has any stock that is publicly traded on an established securities market or otherwise. Notwithstanding the foregoing, a Member will be deemed to be a Specified Employee solely for the period of April 1 through March 31 following such December 31, except as otherwise may be required under Code Section 409A.

1.2.48	“Spouse” means a Member’s spouse as defined in the EGD Plan or the EI Plan as is applicable in the circumstances.

1.2.49
“US Expatriate” means a resident of Canada who is required by the Internal Revenue Code of the United States of America to file a federal income tax return with the Internal Revenue Service of the United States of America.

1.2.50	“US Supplemental Pension Plan” means the Enbridge Supplemental Pension Plan for United States Employees effective as of January 1, 2000, as amended thereafter from time to time.

1.2.51	“US Tax Resident” means a resident of the United States of America.

In the Plan, words importing the singular number include the plural and vice versa, words importing any gender include any other gender, and references to an Article, Articles, Section, Sections, Paragraph or Paragraphs mean an Article, Articles, Section, Sections, Paragraph or Paragraphs in this instrument.

Where the terms of the EGD Plan, the EI Plan or the EUS Plan are referenced, subject to any decision of the Parent to the contrary in a particular case, the reference is to the plan to which the Plan benefits in question are related.

Restatement effective January 1, 2018    8

1.3	Eligibility and Membership

1.3.01	Each of the following persons shall be eligible to participate in the Plan and shall be considered an Active Member of the Plan:

(a)	any member of the EI Plan whose benefits accrued under the EI Plan on or after the Effective Date are limited as a result of the Maximum Pension Rules or the Maximum DC Pension Rules, and

(b)	any member of the EGD Plan whose benefits accrued under the EGD Plan on or after the Effective Date are limited as a result of the Maximum Pension Rules or the Maximum DC Pension Rules,

provided that any accrual of benefits under the Plan shall be suspended during any period that the person is a US Tax Resident.

1.3.02	The following persons are Retired Members:

(a)	retired members of the EI Plan listed in Appendix A.

1.4	Contributions

1.4.01	Members are neither required nor permitted to contribute to the Plan.

1.4.02	(a) The Parent shall contribute amounts to the RCA Fund and the Grantor Trust Fund in accordance with the Funding Policy.

(b)	The Funding Policy shall define the target level of assets for purposes of Sections 1.4.02(a) and 1.4.05 and shall define Excess Assets for purposes of Sections 1.2.15 and 1.4.06.

Excess Assets, or any portion thereof, may be used to reduce the contributions by the Parent that would otherwise be required under the Plan.

If, due to an administrative or clerical error, the Parent contributes an amount to the RCA Fund or the Grantor Trust Fund that exceeds the amount it is required to contribute in accordance with the Funding Policy, the Parent may require the Funding Agency or the Grantor Trustee, as applicable in the circumstances, to refund the excess contributions to the Parent, provided that the request by the Parent for the refund is made within 60 days following the discovery of the error and such refund is permitted by the related Funding Agreement or Grantor Trust Agreement.

1.4.03
Each Participating Employer shall pay the Parent the portion of the contributions made by the Parent under Section 1.4.02 that are in respect of the Members which the particular Participating Employer employs or has employed, as determined by the Actuary, within 30 days of the contribution made by the Parent. Such payments shall include the refundable tax amounts that the Parent is required to withhold in accordance with Section 1.5.02.

1.4.04
Subject to Sections 1.4.05 and 1.8, at any time, by resolution of the Human Resources & Compensation Committee amending the Funding Policy, the Parent may elect to discontinue or resume the contributions under Section 1.4.02 to the RCA Fund or the Grantor Trust Fund.

1.4.05
In the event of a Change of Control of the Parent as defined in Section 1.4.07, the Parent shall make contributions to the RCA Fund and the Grantor Trust Fund within a reasonable timeframe, but not later than 180 days after such Change of Control, such that, as of the date of the Change of Control, Plan Assets are no less than the target level of assets as defined in the Funding Policy.

1.4.06
Subject to the provisions of the Grantor Trust Agreement, Sections 1.5.03, 1.5.07, 1.6.03, 1.6.07 and 1.9.02, or any amendment thereto, and notwithstanding any other provisions in the Plan or the Funding Policy to the contrary, the Plan Assets determined at any time shall only be used for the payment of the pension

Restatement effective January 1, 2018    9

liabilities in respect of which such Plan Assets were contributed by the Parent pursuant to the Funding Policy. Nevertheless, when permitted by the Plan and the related Funding Agreement or Grantor Trust Agreement, Plan Assets that constitute Excess Assets may be paid or transferred to the Parent.

1.4.07	For the purposes of Section 1.4.05, “Change of Control” means:

(a)
the sale to a person or acquisition by a person not affiliated with the Parent or its subsidiaries of net assets of the Parent or its subsidiaries having a value greater than 50% of the fair market value of the assets of the Parent and its subsidiaries determined on a consolidated basis prior to such sale whether such sale or acquisition occurs by way of reconstruction, reorganization, recapitalization, consolidation, amalgamation, arrangement, merger, transfer, sale or otherwise,

(b)
any change in the holding, direct or indirect, of shares of the Parent by a person not affiliated with the Parent as a result of which such person, or a group of persons, or persons acting in concert, or persons associated or affiliated with any such person or group within the meaning of the Securities Act (Alberta), are in a position to exercise effective control of the Parent whether such change in the holding of such shares occurs by way of takeover bid, reconstruction, reorganization, recapitalization, consolidation, amalgamation, arrangement, merger, transfer, sale or otherwise; and for the purposes of this Plan, a person or group of persons holding shares or other securities in excess of the number which, directly or following conversion thereof, would entitle the holders thereof to cast 20% or more of the votes attaching to all shares of the Parent which, directly or following conversion of the convertible securities forming part of the holdings of the person or group of persons noted above, may be cast to elect directors of the Parent shall be deemed, other than a person holding such shares or other securities in the ordinary course of business as an investment manager who is not using such holding to exercise effective control, to be in a position to exercise effective control of the Parent,

(c)
any reconstruction, reorganization, recapitalization, consolidation, amalgamation, arrangement, merger, transfer, sale or other transaction involving the Parent where shareholders of the Parent immediately prior to such reconstruction, reorganization, recapitalization, consolidation, amalgamation, arrangement, merger, transfer, sale or other transaction hold less than 50% of the shares of the Parent or of the continuing corporation following completion of such reconstruction, reorganization, recapitalization, consolidation, amalgamation, arrangement, merger, transfer, sale or other transaction,

Restatement effective January 1, 2018    10

(d)	the Parent ceases to be a distributing corporation as that term is defined in the Canada Business Corporations Act,

(e)	any event or transaction which the Board of Directors, in its discretion, deems to be a Change of Control, or

(f)	incumbent directors cease to be a majority of the Board of Directors,

provided that any transaction whereby shares held by shareholders of the Parent are transferred or exchanged for units or securities of a trust, partnership or other entity which trust, partnership or other entity continues to own directly or indirectly all of the shares of the Parent previously owned by the shareholders of the Parent and the former shareholders of the Parent continue to be beneficial holders of such units or securities in the same proportions following the transaction as they were beneficial holders of shares of the Parent prior to the transaction will be deemed not to constitute a Change of Control.

1.4.08
Excess Assets may be paid or transferred to the Parent from the RCA Fund and the Grantor Trust Fund if specific provision to that effect is made in Section 1.5, or 1.6, and in accordance with Section 1.9.02.

1.5	Grantor Trust Fund

1.5.01
The Grantor Trust Fund will be maintained and administered by the Grantor Trustee in accordance with the terms of the Grantor Trust Agreement. The Parent will be responsible for the selection of the Grantor Trustee and may appoint additional or successor Grantor Trustees as, in its sole discretion, may be necessary or desirable for purposes of the Plan.

1.5.02
The Parent shall withhold from its contributions to the Grantor Trust Fund the amount of refundable tax that is required to be withheld under the Income Tax Act with respect to contributions to a retirement compensation arrangement. The refundable tax which is withheld shall be remitted to the Canada Customs and Revenue Agency within the time periods specified in the Income Tax Act. The Parent shall also file the required tax form with respect to total contributions made by the Parent to the Grantor Trust Fund in the calendar year, and any other documents as it may be required to file under the Income Tax Act or the Code, within the time periods specified in the Income Tax Act or the Code.

1.5.03
The Grantor Trustee shall prepare and file the annual tax return for the Grantor Trust Fund, remit from the Grantor Trust Fund any refundable tax required with respect to investment earnings in the Grantor Trust Fund, and file any other documents as it may be required to file under the Income Tax Act or the Code, within the time periods specified in the Income Tax Act or the Code. In addition, where the Canada Customs and Revenue Agency fails to refund to the Grantor Trust Fund any excess refundable tax after assessing an annual tax return, the Grantor Trustee shall promptly apply for a refund of such amounts.

1.5.04
The benefit obligations of the Plan earned by Members while they are US Expatriates, or otherwise subject to Code Section 409A, shall be paid from the Grantor Trust Fund in accordance with the instructions of the Parent. The Grantor Trustee shall be responsible for withholding any taxes and any other statutory deductions required by applicable law from benefit payments from the Grantor Trust Fund.

1.5.05
Notwithstanding Section 1.5.04, the Parent or a Participating Employer may elect to pay benefit obligations of the Plan earned by Members while they are US Expatriates, or otherwise subject to Code Section 409A, from its general funds. The Parent or the Participating Employer shall be responsible for withholding any taxes and any other statutory deductions required by applicable law from benefit payments from its general funds. Payment of benefit obligations made by the Parent or the Participating Employer shall discharge the liability of the Plan that would otherwise have been payable from the Grantor Trust Fund.

1.5.06	The fiscal year of the Grantor Trust Fund shall be the Plan Year.

1.5.07
Fees of the Grantor Trustee, fees of any investment manager, investment brokerage, transfer taxes and similar costs arising as a result of the making of investments, the sale of assets or the realization of investment yield, and the expenses reasonably incurred or compensation properly paid (including fees and disbursements for the services of the Grantor Trustee, the Actuary, accountants, lawyers and other advisors) in the course of the administration of the Plan with regard to Members who are US Expatriates, or whose benefits are otherwise subject to Code Section 409A, may be paid from the Grantor Trust Fund. (For greater certainty, the fees of an investment manager may be paid from the proceeds of the sale of assets managed by that investment manager.) The Parent may pay any such fees, costs, expenses or other amounts on behalf of the Grantor Trust Fund, subject to reimbursement by the Grantor Trust Fund if permitted under the terms of the Grantor Trust Agreement. Reimbursement may be waived by the Parent. In the event that such fees, costs, expenses or other amounts are paid by the Parent and the Parent waives reimbursement by the Grantor Trust Fund, the Parent may recover an appropriate amount of such fees, costs, expenses or other amounts from each Participating Employer.

1.5.08
No Member, annuitant, joint annuitant, beneficiary or estate or any other person shall have any interest in or right to any part of the earnings of the Grantor Trust Fund, or any rights in or to any part of the assets thereof, except as expressly provided for in the Plan or the Grantor Trust Agreement, and then such interest or rights shall only be to the extent of such provisions.

1.5.09
The Parent, or its duly appointed delegate, shall have full authority to direct the investment of the Grantor Trust Fund, provided that such investment shall be directed so that the Grantor Trustee has liquid assets available as required for benefit payments and other payments that the Funding Agency is required to make from the Grantor Trust Fund as they fall due.

1.5.10
A Participating Employer Account shall be established on behalf of each Participating Employer whose employees accrue benefits that are payable from the Grantor Trust Fund. Any and all transactions in respect of the Grantor Trust Fund shall be allocated to the applicable Participating Employer Account in a manner determined by the Parent on the advice of the Actuary.

1.5.11
There may be paid or transferred to the Parent by the Grantor Trustee, at any time in a year upon resolution of the Human Resources & Compensation Committee, assets from the Grantor Trust Fund in an amount that does not exceed the Excess Assets at the particular time if permitted under the terms of the Grantor Trust Agreement.

1.5.12
The Parent may, in its sole discretion and by way of a resolution of the Human Resources & Compensation Committee, pay or transfer Excess Assets that have been paid from the Grantor Trust Fund that are attributable to a Participating Employer to the Participating Employer Account of another Participating Employer.

1.6	RCA Fund

1.6.01
The RCA Fund will be maintained and administered by the Funding Agency in accordance with the terms of the Funding Agreement. The Parent will be responsible for the selection of the Funding Agency and may appoint additional or successor Funding Agencies as, in its sole discretion, may be necessary or desirable for purposes of the Plan.

1.6.02
The Parent shall withhold from its contributions to the RCA Fund the amount of refundable tax that is required to be withheld under the Income Tax Act with respect to contributions to a retirement compensation arrangement. The refundable tax which is withheld shall be remitted to the Canada Customs and Revenue Agency within the time periods specified in the Income Tax Act. The Parent shall also file the required tax form with respect to total contributions made by the Parent to the RCA Fund in the calendar year, and any other documents as it may be required to file under the Income Tax Act, within the time periods specified in the Income Tax Act.

1.6.03
The Funding Agency shall prepare and file the annual tax return for the RCA Fund, remit from the RCA Fund any refundable tax required with respect to investment earnings in the RCA Fund, and file any other documents as it may be required to file under the Income Tax Act, within the time periods specified in the Income Tax Act. In addition, where the Canada Customs and Revenue Agency fails to refund to the RCA Fund any excess refundable tax after assessing an annual tax return, the Funding Agency shall promptly apply for a refund of such amounts.

1.6.04
The benefit obligations of the Plan earned by Members while they are not US Tax Residents or US Expatriates shall be paid from the RCA Fund in accordance with the instructions of the Parent. The Funding Agency shall be responsible for withholding any taxes and any other statutory deductions required by applicable law from benefit payments from the RCA Fund.

1.6.05
Notwithstanding Section 1.6.04, the Parent or a Participating Employer may elect to pay benefit obligations of the Plan earned by Members while they are not US Tax Residents or US Expatriates from its general funds. The Parent or the Participating Employer shall be responsible for withholding any taxes and any other statutory deductions required by applicable law from benefit payments from its general funds. Payment of benefit obligations made by the Parent or the Participating Employer shall discharge the liability of the Plan that would otherwise have been payable from the RCA Fund.

1.6.06	The fiscal year of the RCA Fund shall be the Plan Year.

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1.6.07
Fees of the Funding Agency, fees of any investment manager, investment brokerage, transfer taxes and similar costs arising as a result of the making of investments, the sale of assets or the realization of investment yield, and the expenses reasonably incurred or compensation properly paid (including fees and disbursements for the services of the Funding Agency, the Actuary, accountants, lawyers and other advisors) in the course of the administration of the Plan in respect of Members who are not US Tax Residents or US Expatriates may be paid from the RCA Fund. (For greater certainty, the fees of an investment manager may be paid from the proceeds of the sale of assets managed by that investment manager.) The Parent may pay any such fees, costs, expenses or other amounts on behalf of the RCA Fund, subject to reimbursement by the RCA Fund. Reimbursement may be waived by the Parent. In the event that such fees, costs, expenses or other amounts are paid by the Parent and the Parent waives reimbursement by the RCA Fund, the Parent may recover an appropriate amount of such fees, costs, expenses or other amounts from each Participating Employer.

1.6.08
No Member, annuitant, joint annuitant, Beneficiary, estate or any other person shall have any interest in or right to any part of the earnings of the RCA Fund, or any rights in or to any part of the assets thereof, except as expressly provided for in the Plan, and then such interest or rights shall only be to the extent of such provisions.

1.6.09
The Parent, or its duly appointed delegate, shall have full authority to direct the investment of the RCA Fund, provided that such investment shall be directed so that the Funding Agency has liquid assets available as required for benefit payments and other payments that the Funding Agency is required to make from the RCA Fund as they fall due.

1.6.10
A Participating Employer Account shall be established on behalf of each Participating Employer whose employees accrue benefits that are payable from the RCA Fund. Any and all transactions in respect of the RCA Fund shall be allocated to the applicable Participating Employer Account in a manner determined by the Parent on the advice of the Actuary.

1.6.11
There may be paid or transferred to the Parent by the Funding Agency, at any time in a year upon resolution of the Human Resources & Compensation Committee, assets from the RCA Fund in an amount that does not exceed the Excess Assets at the particular time.

1.6.12
The Parent may, in its sole discretion and by way of a resolution of the Human Resources & Compensation Committee, pay or transfer Excess Assets from the RCA Fund that are attributable to a Participating Employer to the Participating Employer Account of another Participating Employer.

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1.6.13
Notwithstanding any other provision herein, if a Member who is not a US Expatriate becomes a US Tax Resident and a member of the US Supplemental Plan, any increase in the amount of benefit payable to such Member under the Plan based on his earnings while a member of the US Supplemental Plan shall be paid from the Grantor Trust Fund. If such Member ceases to be a US Tax Resident, the benefit payable from the Grantor Trust Fund under this section shall cease to be payable therefrom and shall be payable from the RCA Fund, unless such benefit earned while a member of the US Supplemental Plan is subject to Code Section 409A, in which case the benefit shall remain payable from the Grantor Trust Fund.

1.7	Administration of the Plan

1.7.01
The Parent shall be responsible for the overall administration, interpretation, and application of the Plan, and all decisions of the Parent in connection with the administration, interpretation, and application of the Plan shall be binding upon the Parent, the Participating Employers and the Members. The Parent may enact such rules and regulations relating to the operation of the Plan as are consistent with the terms of the Plan and as it considers necessary for the carrying out of its provisions and may amend or revoke such rules and regulations from time to time.

1.7.02
The Parent may delegate its powers and duties with respect to the Plan to any person, persons or firm as it may determine, whether or not the members of the firm or the person or persons are employees, officers or directors of the Parent. The Parent may authorize the firm, person or persons so determined by it to act on its behalf and to execute instruments on its behalf. The Funding Agency and the Grantor Trustee may rely upon any instrument signed on behalf of such firm, or by any person or persons so authorized by the Parent and certified by the Parent to be so authorized, as properly and effectively evidencing the action of the Parent.

1.7.03
The Parent, the Participating Employers, the Human Resources & Compensation Committee members or any employee or servant of the Parent or the Participating Employers shall not be liable for any honest error in judgement, nor shall they be liable for any liability or debt of the RCA Fund or the Grantor Trust Fund, nor for the non-fulfilment of any contract, nor for any other liability arising in connection with the administration of the RCA Fund, the Grantor Trust Fund or the Plan, nor for any other duty or obligation as referred to in the Plan; provided, however, that nothing herein shall exempt the Parent, the Participating Employers, the Human Resources & Compensation Committee members or any employee or servant of the Parent or the Participating Employers from any liability, obligation or debt arising out of their acts or omissions done or suffered in bad faith or through wilful misconduct.

1.7.04
The Parent shall indemnify and save harmless the Human Resources & Compensation Committee members and any employee or servant of the Parent or the Participating Employers who are involved in the administration of the Plan from any and all claims, losses, damages, expenses and liability which may result from their acts, omissions or conduct in their formal capacity to the full extent permitted by law except for their acts or omissions done or suffered in bad faith or through wilful misconduct provided, however, that no part of the RCA Fund or the Grantor Trust Fund shall be used for indemnification payments.

1.7.05
The Parent and any person or firm appointed by the Parent in accordance with Section 1.7.02 shall be entitled to rely conclusively upon all tables, valuations, certifications, opinions and reports which may be furnished by the Actuary or by an accountant, counsel or other person who may be employed or engaged for such purposes.

1.7.06
Whenever the records of the Parent or a Participating Employer are used for the purposes of the Plan, such records shall be conclusive of the facts with which they are concerned unless and until they are proven to be in error.

1.7.07	All benefits payable from the Plan shall be paid in the lawful currency of Canada.

1.8	General Provisions

1.8.01
Participation in this Plan does not confer upon any Member any rights that he did not otherwise possess as an Employee except to such benefits as have specifically accrued to him under the terms of the Plan. Nothing contained in the Plan may be deemed to give any Employee the right to be retained in the employ of the Participating Employer or to interfere with the right of the Participating Employer to discharge any Employee at any time without regard to the effect that such discharge might have upon the Employee as a Member under the Plan.

1.8.02
Except as otherwise required by applicable law, all benefits provided under the terms of the Plan are for the Member’s own use and benefit, are not capable of assignment or alienation, and do not confer upon any Member, personal representative or dependent, or any other person, any right or interest in the benefit or deferred benefit that is capable of being assigned or otherwise alienated, nor is any such benefit capable of surrender or commutation except as provided in the Plan.

1.8.03	(a) Except as otherwise required by applicable law, no benefit, or portion thereof, paid or payable under the Plan:

(i)	is subject to execution, seizure or attachment in satisfaction of an order for support or maintenance enforceable in Alberta or another relevant jurisdiction; or

(ii)
may be divided at source or become payable to the Spouse or former Spouse of a Member in respect of such Member’s marriage breakdown, divorce, or other dissolution, including, without limitation, pursuant to any “domestic relations order” within the meaning of Code Section 414(p)(1)(B).

(b)
The limitations set out in (a) above apply notwithstanding any division of benefits on marriage breakdown occurring with respect to benefits payable from the EGD Plan or the EI Plan, as applicable. Provisions of the Plan stating that Plan benefits are payable on the same terms and conditions as benefits payable from the EGD Plan or the EI Plan, as applicable, shall be interpreted to exclude such a division of benefits.

(c)
Notwithstanding any provision to the contrary in this Section 1.8.03, if, as required by applicable law, a benefit payable under this Plan is divided at source or become payable to the Spouse or former Spouse of a Member in respect of such Member’s marriage breakdown, such benefit shall be calculated and paid to the Spouse or former Spouse in the manner

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determined by the Parent. For purposed of clarity, “as required by applicable law” as used in this provision shall not be construed to include a “domestic relations order” within the meaning of Code Section 414(p)(1)(B).

1.8.04
If the Parent receives evidence which in its absolute discretion is satisfactory to it that a person entitled to receive any payment provided for in the Plan is physically or mentally incompetent to receive such payment and to give a valid release therefor, then the Parent may direct the payment to the duly appointed legal guardian, committee or other legal representative of the payee, and such payment shall be a valid and complete discharge to the Plan for the payment.

1.8.05	Any application, notice or election under the Plan by a Member, Spouse or Beneficiary must be made, given or communicated, as the case may be, in such manner as the Parent may determine.

1.8.06	Any payment to be made under the Plan to a person during his lifetime only will cease with the payment made in the month which his death occurs.

1.8.07
No benefits shall be paid under the Plan while a Member continues to accrue service under the EGD Plan, the EI Plan or the EUS Plan, as applicable in the circumstances, except as provided for upon the discontinuance of the Plan or the discontinuance of the participation in the Plan by a Participating Employer pursuant to Section 1.9.

1.8.08
The Plan and all rights thereunder shall be governed, interpreted and administered in accordance with (a) the laws of the province of Alberta and the laws of Canada applicable therein, and (b) for Members subject to United States federal income taxation, the Code.

1.8.09
If any provision of the Plan is held to be invalid or unenforceable by a court of competent jurisdiction, its invalidity or unenforceability shall not affect any other provision of the Plan and the Plan shall be interpreted and enforced as if such provision had not been included therein.

1.8.10
The Parent, the RCA Fund and the Grantor Trust Fund are not liable to pay in total any more than the benefit determined under the applicable provision of the Plan, whether to either or both of a Member and any person who establishes a claim against the Member’s entitlement. In particular, but without restricting the generality of the foregoing, if there is any requirement in law that a person other than the person identified by the terms of the Plan is entitled to all or part of the benefit payable under the Plan, then the lawful requirement shall prevail over the provisions of the Plan.

1.9	Amendment or Discontinuance

1.9.01	The Parent expects to continue the Plan indefinitely, but nevertheless reserves the right to:

(a)	amend the Plan;

(b)	discontinue the Plan; or

(c)	amend the Plan to merge or consolidate the Plan with any other pension plan adopted by the Board of Directors;

provided that no such action shall reduce the benefits which have accrued immediately prior to the time such action is taken, except as provided in Section 1.9.02.

Any amendment or discontinuation of the Plan shall be made by:

(d)	the adoption of a resolution by the Board of Directors;

(e)	the execution of a certificate of amendment by an officer of the Parent authorized by a resolution of the Board of Directors to amend the plan; or

(f)	the adoption of a resolution by the Human Resources & Compensation Committee when authorized to do so by the Board of Directors.

1.9.02	If the Plan is wholly terminated:

(a)	the Parent shall not be obligated to make any further contributions to the Plan,

(b)	the assets then held under the RCA Fund and the Grantor Trust Fund shall be allocated for the provision of benefits, and

(c)
the Commuted Lump Sum Values and the value of the Notional Accounts accrued to the date of Plan termination pursuant to the applicable provisions of the Plan, to which the Members, their Spouses, Beneficiaries and joint annuitants are entitled, as determined by the Parent in consultation with the Actuary, shall become due and payable, unless the payment thereof would result in adverse taxation to the Member under Code Section 409A.

Notwithstanding Paragraph 1.9.02(a), in the event that assets held under the RCA Fund or the Grantor Trust Fund are not sufficient to provide all benefits payable therefrom, the Parent shall contribute to the RCA Fund or the Grantor Trust Fund, as is applicable, the amount of the insufficiency such that the Commuted Lump Sum Values and the value of the Notional Accounts payable from the RCA Fund and the Grantor Trust Fund are paid in full. Amounts equal to such additional contributions shall be paid by each Participating Employer, as is applicable, to the Parent.

In the event that such additional contributions cannot be made by the Parent due to bankruptcy or insolvency, the Funding Agency or the Grantor Trustee, as is applicable, shall pay the following amounts in the order indicated:

(d)	first, the termination expenses and any unpaid trustee expenses payable under the Funding Agreement or the Grantor Trust Agreement, as is applicable;

(e)
second, if there are Plan Assets still remaining in the RCA Fund or the Grantor Trust Fund, as is applicable, there shall be paid to each Member, Spouse or Beneficiary entitled to a benefit from the applicable fund the lesser of:

(i)	an amount equal to the fund's pension liability described in Section 1.4.06 applicable to such Member, Spouse or Beneficiary at the date of the termination of the Plan; and

(ii)
an amount equal to the ratio of the amount determined in subparagraph (e)(i) above for such Member, Spouse or Beneficiary to the aggregate of the amounts determined in subparagraph (e)(i) above for all such Members, Spouses or Beneficiaries multiplied by the applicable Plan Assets; and

(f)
third, if there are Plan Assets still remaining in the RCA Fund or the Grantor Trust Fund, as is applicable, there shall be paid to each Member, Spouse or Beneficiary entitled to a benefit from the applicable fund the lesser of:

(i)
any portion of the Commuted Lump Sum Value and the value of the Notional Account applicable to the fund and to such Member, Spouse or Beneficiary at the date of the termination of the Plan that was not paid under subparagraph (e)(i) above; and

(ii)
an amount equal to the ratio of the amount determined in subparagraph (f)(i) above for such Member, Spouse or Beneficiary to the aggregate of the amounts determined in subparagraph (f)(i) above for all such Members, Spouses and Beneficiaries multiplied by the applicable Plan Assets.

If after the provision of all such Commuted Lump Sum Values and the value of any Notional Accounts, as is applicable, to the Members, their Spouses, Beneficiaries and joint annuitants, there remain any Excess Assets in the RCA Fund or the Grantor Trust Fund, the Excess Assets shall revert to the Parent or shall be applied as the Parent may direct.

1.9.03
In the event that a Participating Employer’s board of directors passes a resolution to discontinue its participation in the Plan or the Board of Directors passes a resolution that states that a Participating Employer is no longer permitted to participate in the Plan:

(a)	the Parent shall not be obligated to make any further contributions to the Plan with respect to the Members employed by such Participating Employer,

(b)
the assets allocated to the relevant Participating Employer Account shall be allocated for the provision of benefits accrued by Members in respect of their employment with the Participating Employer, and

(c)
the associated Commuted Lump Sum Values and the value of the Notional Accounts accrued to the date of termination relating to benefits accrued by Members in respect of their employment with the Participating Employer, pursuant to the applicable provisions of the Plan, to which the Members, their Spouses, Beneficiaries and joint annuitants are entitled, as determined by the Parent in consultation with the Actuary, shall become due and payable, unless payment thereof would result in adverse taxation to the Member under Code Section 409A.

Notwithstanding Paragraph 1.9.03(a), in the event that assets held under the Participating Employer Account of the RCA Fund or the Grantor Trust Fund are not sufficient to provide all benefits payable therefrom, the Parent shall contribute to the RCA Fund or the Grantor Trust Fund, as is applicable, the amount of the insufficiency such that the Commuted Lump Sum Values and the value of the Notional Accounts are paid in full. An amount equal to such additional contribution shall be paid by the Participating Employer to the Parent.

If after the provision of all such accrued benefits to the Members, their Spouses, Beneficiaries and joint annuitants, there remain any Plan Assets in the Participating Employer Account, those Plan Assets shall revert to the Parent or shall be applied as the Parent may direct.

1.9.04
Where one or more Members cease to be employed by a Participating Employer and thereby cease to accrue benefits due to the sale of all or a portion of a Participating Employer or its business to a third-party purchaser, the Parent may elect, subject to the agreement of the purchaser, to transfer to the purchaser any and all obligations payable under the terms of the Plan with regard to such Participating Employer. The Parent may also elect, subject to the agreement of the purchaser, to transfer the value of the applicable Participating Employer Account to (a) an RCA trust (as defined in subsection 207.5(1) of the Income Tax Act) established by the purchaser or (b) a grantor trust within the meaning of Code Sections 671-677, as is applicable. Following the transfer of such obligations and Participating Employer Account, if applicable, Members whose benefits would have been payable pursuant to the Plan shall cease to be Members and shall have no further entitlement under the Plan.

1.9.05	Amounts payable pursuant to Sections 1.9.02 and 1.9.03 shall be paid:

(a)	if the Member is alive, directly to the Member,

(b)	if the Member is not alive, directly to the Member’s Spouse or Beneficiary as applicable in the circumstances.

1.9.06
Notwithstanding the other provisions of the Plan, for the purposes of Sections 1.9.02 and 1.9.03, the calculation of Commuted Lump Sum Values shall be based on the interest rate that would otherwise be used to determine the Commuted Lump Sum Value multiplied by one minus the highest marginal personal income tax rate applicable at the relevant time in the appropriate jurisdiction.

2.	Defined Benefit Provisions Relating to EI Plan Benefits Accrued by Active Members

2.1	Application of Article 2

The benefits payable, if any, from the Plan to an Active Member associated with his benefits accrued under the defined benefit provisions of the EI Plan are those determined in accordance with the following Sections of this Article 2. For all purposes of Article 2, any benefit attributable to service accrued while a US Tax Resident shall be excluded from the calculation of the benefit payable from the defined benefit provisions of the EI Plan.

2.1	Retirement Benefits

2.1.01	Amount of Retirement Benefits

An Active Member who retires under the terms of the EI Plan shall be entitled to a monthly retirement benefit equal to the excess, if any, of:

(a)
the Active Member’s monthly retirement benefit payable in accordance with the defined benefit provisions of the EI Plan, but as if the Maximum Pension Rules did not apply and the Post Retirement Adjustment Provisions were replaced by Section 5.1.01; over

(b)	the monthly retirement benefit payable in accordance with the defined benefit provisions of the EI Plan.

2.1.02	Payment of Retirement Benefits

The monthly retirement benefit provided to a Member under Section 2.1.01 shall be payable to the Member at the same time and on the same terms and conditions that apply to the pension benefit paid to the Member from the EI Plan. Notwithstanding the previous sentence, with respect to any Member who is a Specified Employee as of the date of such Member’s Separation from Service due to retirement, benefits that are subject to Code Section 409A shall not commence payment earlier than the first day of the month coincident with or next following the date that is six (6) months after the date of the Member’s Separation from Service.

With respect to Plan Years beginning on or after January 1, 2008, the accrued benefits of any Member subject to Code Section 409A shall commence payment on his Benefit Commencement Date. Benefits subject to Code Section 409A shall be paid in the form of monthly pension payable in the Normal Benefit Form. However, if a Member has not commenced receiving a benefit payment under the Plan, the Member may request, on a form provided by the Parent, that the form of distribution be changed from one type of life annuity (within the meaning of Code Section 409A) to another type of life annuity, to the extent such forms of benefit payment are available under the Plan and the EI Plan.

With respect to Plan Years beginning on or after January 1, 2008, for any Member whose date of Separation from Service is on or after such Member’s 55th birthday, the payment in the first month will be equal to the sum of seven monthly pension payments. This initial payment will constitute seven monthly payments for the purposes of determining the number of guaranteed monthly payments that have been paid to, or on behalf of, the Member.

In determining the amount of monthly retirement benefit for the purposes of Section 2.1.01(a):

(a)	the monthly retirement benefit under an elected optional form in accordance with the defined benefit provisions of the EI Plan may exceed the amount of retirement income payable under the normal form,

(b)
where section 1.5.03(a) of the EI Plan applies, the amounts considered as offsets in sections 2.1.02(a)(vi) and 2.1.02(b)(ii) of the EI Plan shall include amounts payable from both the EUS Plan and the US Supplemental Pension Plan,

(c)
a Member’s Earnings shall include amounts received by the Member from an Associate Company except that, where section 1.5.03(a) of the EI Plan applies and the Member’s employment ceases while he is employed by an Associate Company, amounts received by a Member from the Associate Company continue to be excluded, and

(d)	a Member’s Final Average Earnings shall be determined in the same manner as in section 1.2.33 of the EI Plan, except without regard to the final paragraph in that section.

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2.2	Death Benefits

2.2.01	Pre-Retirement Death Benefits in Respect of Service Prior to January 1, 2000

In the event of the death of an Active Member who was a Senior Management Employee on January 1, 2000, who had participated in the defined benefit provisions of the EI Plan and who was eligible for pre-retirement death benefits in accordance with the EI Plan, the Active Member’s surviving Spouse, or Beneficiary if there is no surviving Spouse, shall be entitled to a death benefit equal to the excess, if any, of:

(a)
the death benefit payable in accordance with the defined benefit provisions of the EI Plan in respect of service prior to January 1, 2000, but, if the Active Member was a Senior Management Employee on January 1, 2000, as if the Maximum Pension Rules did not apply; over

(b)	the death benefit payable in accordance with the defined benefit provisions of the EI Plan in respect of service prior to January 1, 2000.

2.2.02	Pre-Retirement Death Benefits in Respect of Service After December 31, 1999 and Prior to July 1, 2001

In the event of the death of an Active Member who had participated in the defined benefit provisions of the EI Plan as a Senior Management Employee prior to July 1, 2001, and who was eligible for pre-retirement death benefits in accordance with the EI Plan, the Active Member’s surviving Spouse, or Beneficiary if there is no surviving Spouse, shall be entitled to a death benefit equal to the excess, if any, of:

(a)
the death benefit payable in accordance with the defined benefit provisions of the EI Plan in respect of service after December 31, 1999 and prior to July 1, 2001 while the Member was a Senior Management Employee, but, for the period that the Active Member was a Senior Management Employee, as if the Maximum Pension Rules did not apply; over

(b)
the death benefit payable in accordance with the defined benefit provisions of the EI Plan in respect of service after December 31, 1999 and prior to July 1, 2001 while the Member was a Senior Management Employee.

2.2.03	Pre-Retirement Death Benefits in Respect of Service After June 30, 2001

In the event of the death of an Active Member who had accrued benefits under the defined benefit provisions of the EI Plan and who was eligible for pre-retirement death benefits in accordance with the EI Plan, the Active Member’s surviving Spouse, or Beneficiary if there is no surviving Spouse, shall be entitled to a death benefit equal to the excess, if any, of:

(a)	the death benefit payable in accordance with the defined benefit provisions of the EI Plan in respect of service after June 30, 2001, but as if the Maximum Pension Rules did not apply; over

(b)	the death benefit payable in accordance with the defined benefit provisions of the EI Plan in respect of service after June 30, 2001.

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2.2.04	Payment of Pre-Retirement Death Benefits

A pre-retirement death benefit payable in accordance with this Section shall be payable at the same time and on the same terms and conditions that apply to the pre-retirement death benefit paid to the surviving Spouse or Beneficiary from the EI Plan. provided, however, if the surviving Spouse or Beneficiary elects to transfer the Commuted Lump Sum Value of the death benefit payable in accordance with the defined benefit provisions of the EI Plan, the Commuted Lump Sum Value of the death benefit payable in accordance with this Section shall be paid to the surviving Spouse or Beneficiary in a cash lump sum, subject to applicable tax withholding, and no further entitlement under Article 2 shall be payable.

Notwithstanding the above paragraph, for Plan Years beginning on or after January 1, 2008, death benefits subject to Code Section 409A shall be paid to the Member’s surviving Spouse in the form of an annuity for the life of the Member’s surviving Spouse, commencing as of the Member’s Benefit Commencement Date as if the Member had survived to that date. Notwithstanding the foregoing, if the lump sum value of such annuity payable to the Member’s surviving Spouse is $10,000 or less, the Plan shall pay the Member’s surviving Spouse the lump sum without the surviving Spouse’s consent provided that (a) such payment constitutes the Member’s entire interest in the Plan and (b) distribution of the Member’s entire interest in all similar arrangements constituting nonqualified deferred compensation plans under Code Section 409A is also made as soon as administratively practicable after the Parent receives notification of the Member’s death, but in no event later than the later of (1) December 31 of the calendar year of the Member’s death or (2) the date that is 2½ months after the date of Member’s death. In determining the amount of death benefit for the purposes of Sections 2.2.01(a), 2.2.02(a), and 2.2.03(a):

(a)
where Section 1.5.03(a) of the EI Plan applies, the amounts considered as offsets in sections 2.1.02(a)(vi) and 2.1.02(b)(ii) of the EI Plan shall include amounts payable from both the EUS Plan and the US Supplemental Pension Plan,

(b)
an Active Member’s Earnings shall include amounts received by the Member from an Associate Company except that, where Section 1.5.03(a) of the EI Plan applies and the Member’s employment ceases while he is employed by an Associate Company, amounts received by an Active Member from the Associate Company continue to be excluded, and

(c)	an Active Member’s Final Average Earnings shall be determined in the same manner as in Section 1.2.33 of the EI Plan, except without regard to the final paragraph in that section.

Restatement effective January 1, 2018    16

2.3	Termination Benefits

2.3.01	Pre-Retirement Termination Benefits in Respect of Service Prior to January 1, 2000

In the event of the termination of employment of an Active Member who was a Senior Management Employee on January 1, 2000 and who had participated in the defined benefit provisions of the EI Plan, provided that the termination of employment is for a reason other than death and occurs prior to the date on which he becomes eligible to retire in accordance with the EI Plan, the Active Member shall be entitled to a monthly retirement benefit equal to the excess, if any, of:

(a)
the termination benefit payable in accordance with the defined benefit provisions of the EI Plan in respect of service prior to January 1, 2000, but, if the Active Member was a Senior Management Employee on January 1, 2000, as if the Maximum Pension Rules did not apply; over

(b)	the termination benefit payable in accordance with the defined benefit provisions of the EI Plan in respect of service prior to January 1, 2000.

2.3.02	Pre-Retirement Termination Benefits in Respect of Service After December 31, 1999 and Prior to July 1, 2001

In the event of the termination of employment of an Active Member who had participated in the defined benefit provisions of the EI Plan as a Senior Management Employee prior to July 1, 2001, provided that the termination of employment is for a reason other than death and occurs prior to the date on which he becomes eligible to retire in accordance with the EI Plan, the Active Member shall be entitled to a monthly retirement benefit equal to the excess, if any, of:

(a)
the termination benefit payable in accordance with the defined benefit provisions of the EI Plan in respect of service after December 31, 1999 and prior to July 1, 2001 while the Member was a Senior Management Employee, but, for the period that the Active Member was a Senior Management Employee, as if the Maximum Pension Rules did not apply; over

(b)
the termination benefit payable in accordance with the defined benefit provisions of the EI Plan in respect of service after December 31, 1999 and prior to July 1, 2001 while the Member was a Senior Management Employee.

2.3.03	Pre-Retirement Termination Benefits in Respect of Service After June 30, 2001

In the event of the termination of employment of an Active Member who had participated in the defined benefit provisions of the EI Plan, provided that the termination of employment is for a reason other than death and occurs prior to the date on which he becomes eligible to retire in accordance with the EI Plan, the Active Member shall be entitled to a monthly retirement benefit equal to the excess, if any, of:

(a)	the termination benefit payable in accordance with the defined benefit provisions of the EI Plan in respect of service after June 30, 2001, but as if the Maximum Pension Rules did not apply; over

(b)	the termination benefit payable in accordance with the defined benefit provisions of the EI Plan in respect of service after June 30, 2001.

2.3.04	Payment of Termination Benefits

A pre-retirement termination benefit payable in accordance with this Section shall be payable at the same time and on the same terms and conditions that apply to the benefit paid to the Member from the EI Plan; provided, however, if the Member is a Specified Employee, termination benefits will commence payment on the first day of the month coincident with or next following the date he attains age 60. Notwithstanding the preceding sentence, if the Member elects to transfer the Commuted Lump Sum Value of his pre-retirement termination benefit payable in accordance with the defined benefit provisions of the EI Plan, the Commuted Lump Sum Value of the termination benefit payable in accordance with this Section shall be paid to the Member in a cash lump sum, subject to applicable tax withholding. Upon receipt of this payment, the Member will cease to be a Member and no further entitlement under Article 2 shall be payable.

For Plan Years beginning on or after January 1, 2008, termination benefits subject to Code Section 409A shall be payable only upon the Member’s Separation from Service. Benefits subject to Code Section 409A shall be paid in the form of monthly pension payable in the Normal Benefit Form. However, if a Member has not commenced receiving a benefit payment under the Plan, the Member may request, on a form provided by the Parent, that the form of distribution be changed from one type of life annuity (within the meaning of Code Section 409A) to another type of life annuity, to the extent such forms of benefit payment are available under the Plan and the EI Plan.

In determining the amount of termination benefit for the purposes of Sections 2.3.01(a), 2.3.02(a), and 2.3.03(a):

(a)
where Section 1.5.03(a) of the EI Plan applies, the amounts considered as offsets in Sections 2.1.02(a)(vi) and 2.1.02(b)(ii) of the EI Plan shall include amounts payable from both the EUS Plan and the US Supplemental Pension Plan,

(b)
a Member’s Earnings shall include amounts received by the Member from an Associate Company except that, where Section 1.5.03(a) of the EI RPP applies and the Member’s employment ceases while he is employed by an Associate Company, amounts received by a Member from the Associate Company continue to be excluded, and

(c)	an Active Member’s Final Average Earnings shall be determined in the same manner as in Section 1.2.33 of the EI RPP, except without regard to the final paragraph in that section.

3.	Defined Benefit Provisions Relating to EGD Plan Benefits

2.2	Application of Article 3

The benefits payable, if any, from the Plan to an Active Member associated with his benefits accrued under the defined benefit provisions of the EGD Plan and the EGD Supplementary Plan are those determined in accordance with the following Sections of this Article 3. For all purposes of Article 3, any benefit attributable to service accrued while a US Tax Resident shall be excluded from the calculation of the benefit payable from the defined benefit provisions of the EGD Plan and the EGD Supplementary Plan.

3.1	Retirement Benefits

3.1.01	Amount of Retirement Benefits in Respect of Service Prior to January 1, 2000 for Members who were Senior Management Employees on January 1, 2000

An Active Member who was a Senior Management Employee on January 1, 2000 and who retires under the terms of the EGD Plan shall be entitled to a monthly retirement benefit equal to the excess, if any, of:

(a)
the Active Member’s monthly retirement benefit payable in accordance with the defined benefit provisions of the EGD Plan and the EGD Supplementary Plan in respect of service prior to January 1, 2000, but as if the reduction upon early retirement did not exceed ¼ of 1% for every complete month, if any, prior to his attainment of age 60 and, if he is a member of the EGD Supplementary Plan, as if the Maximum Pension Rules did not apply; over

(b)	the monthly retirement benefit payable in accordance with the defined benefit provisions of the EGD Plan and the EGD Supplementary Plan in respect of service prior to January 1, 2000.

3.1.02	Amount of Retirement Benefits in Respect of Service Prior to July 1, 2001

An Active Member who retires under the terms of the EGD Plan shall be entitled to a monthly retirement benefit equal to the excess, if any, of:

(a)
the Active Member’s monthly retirement benefit payable in accordance with the defined benefit provisions of the EGD Plan in respect of service prior to July 1, 2001, but as if Section 4.02(2) of the EGD Plan did not restrict earnings growth to increases in the Average Industrial Wage, over

(b)	the monthly retirement benefit payable in accordance with the defined benefit provisions of the EGD Plan in respect of service prior to July 1, 2001.

3.1.03	Amount of Retirement Benefits in Respect of Service After June 30, 2001

An Active Member who retires under the terms of the EGD Plan shall be entitled to a monthly retirement benefit equal to the excess, if any, of:

(a)
the Active Member’s monthly retirement benefit payable at retirement in accordance with the defined benefit provisions of the EGD Plan and the EGD Supplementary Plan in respect of service after June 30, 2001, but as if the Maximum Pension Rules did not apply and as if Section 4.02(2) of the EGD Plan did not restrict earnings growth to increases in the Average Industrial Wage, over

(b)	the monthly normal retirement benefit payable in accordance with the defined benefit provisions of the EGD Plan and the EGD Supplementary Plan in respect of service after June 30, 2001.

3.1.04	Payment of Retirement Benefits

The monthly retirement benefit payable to a Member under Sections 3.1.01, 3.1.02 and 3.1.03 of the Plan shall be payable to the Member at the same time and on the same terms and conditions that apply to the pension benefit paid to the Member from the EGD Plan. Notwithstanding the previous sentence, with respect to any Member who is a Specified Employee as of the date of such Member’s Separation from Service due to retirement, benefits that are subject to Code Section 409A shall not commence payment earlier than the first day of the month coincident with or next following the date that is six (6) months after the date of the Member’s Separation from Service.

With respect to Plan Years beginning on or after January 1, 2008, the accrued benefits of any Member subject to Code Section 409A shall commence payment on his Benefit Commencement Date. Benefits subject to Code Section 409A shall be paid in the form of monthly pension payable in the Normal Benefit Form. However, if a Member has not commenced receiving a benefit payment under the Plan, the Member may request, on a form provided by the Parent, that the form of distribution be changed from one type of life annuity (within the meaning of Code Section 409A) to another type of life annuity, to the extent such forms of benefit payment are available under the Plan and the EGD Plan.

With respect to Plan Years beginning on or after January 1, 2008, for any Member whose date of Separation from Service is on or after such Member’s 55th birthday, the payment in the first month will be equal to the sum of seven monthly pension payments. This initial payment will constitute seven monthly payments for the purposes of determining the number of guaranteed monthly payments that have been paid to, or on behalf of, the Member.

In determining the amount of monthly retirement benefits for the purposes of Section 3.1.01(a), the monthly retirement benefit under an elected optional form in accordance with the defined benefit provisions of the EGD Plan may exceed the amount of retirement income payable under the normal form.

3.2	Death Benefits

3.2.01	Pre-Retirement Death Benefits in Respect of Service Prior to January 1, 2000 for Members who were Senior Management Employees on January 1, 2000

In the event of the death of an Active Member who was a Senior Management Employee on January 1, 2000, who had participated in the defined benefit provisions of the EGD Plan and who was eligible for pre-retirement death benefits in accordance with the EGD Plan, the Active Member’s surviving Spouse, or Beneficiary if there is no surviving Spouse, shall be entitled to a death benefit equal to the excess, if any, of:

(a)
the death benefit payable in accordance with the defined benefit provisions of the EGD Plan and the EGD Supplementary Plan in respect of service prior to January 1, 2000, but in accordance with the normal form of pension applicable to Section 3.1.01(a) and as if the reduction upon early retirement did not exceed ¼ of 1% for every complete month, if any, prior to his attainment of age 60 and if he was a member of the EGD Supplementary Plan, as if the Maximum Pension Rules did not apply; over

(b)	the death benefit payable in accordance with the defined benefit provisions of the EGD Plan and the EGD Supplementary Plan in respect of service prior to January 1, 2000.

3.2.02	Pre-Retirement Death Benefits in Respect of Service Prior to July 1, 2001

In the event of the death of an Active Member who had participated in the defined benefit provisions of the EGD Plan and who was eligible for pre-retirement death benefits in accordance with the EGD Plan, the Active Member’s surviving Spouse, or Beneficiary if there is no surviving Spouse, shall be entitled to a death benefit equal to the excess, if any, of:

(a)
the death benefit payable in accordance with the defined benefit provisions of the EGD Plan in respect of service prior to July 1, 2001, but as if Section 4.02(2) of the EGD Plan did not restrict earnings growth to increases in the Average Industrial Wage, over

(b)	the death benefit payable in accordance with the defined benefit provisions of the EGD Plan in respect of service prior to July 1, 2001.

3.2.03	Pre-Retirement Death Benefits in Respect of Service After June 30, 2001

In the event of the death of an Active Member who had participated in the defined benefit provisions of the EGD Plan and who was eligible for pre-retirement death benefits in accordance with the EGD Plan, the Active Member’s surviving Spouse, or Beneficiary if there is no surviving Spouse, shall be entitled to a death benefit equal to the excess, if any, of:

(a)
the death benefit payable in accordance with the defined benefit provisions of the EGD Plan in respect of service after June 30, 2001, but as if the Maximum Pension Rules did not apply but as if Section 4.02(2) of the EGD Plan did not restrict earnings growth to increases in the Average Industrial Wage, over

(b)	the death benefit payable in accordance with the defined benefit provisions of the EGD Plan in respect of service after June 30, 2001.

3.2.04	Payment of Pre-Retirement Death Benefits

A pre-retirement death benefit payable in accordance with this Section shall be payable at the same time and on the same terms and conditions that apply to the pre-retirement death benefit paid to the surviving Spouse or Beneficiary from the EGD Plan; provided, however, if the surviving Spouse or Beneficiary elects to transfer the Commuted Lump Sum Value of the death benefit payable in accordance with the defined benefit provisions of the EGD Plan, the Commuted Lump Sum Value of the death benefit payable in accordance with this Section shall be paid to the surviving Spouse or Beneficiary in a cash lump sum, subject to applicable tax withholding, and no further entitlement under Article 3 shall be payable.

Notwithstanding the above paragraph, for Plan Years beginning on or after January 1, 2008, death benefits subject to Code Section 409A shall be paid to the Member’s surviving Spouse in the form of an annuity for the life of the Member’s surviving Spouse, commencing as of the Member’s Benefit Commencement Date as if the Member had survived to that date. Notwithstanding the foregoing, if the lump sum value of such annuity payable to the Member’s surviving Spouse is $10,000 or less, the Plan shall pay the Member’s surviving Spouse the lump sum without the surviving Spouse’s consent provided that (a) such payment constitutes the Member’s entire interest in the Plan and (b) distribution of the Member’s entire interest in all similar arrangements constituting nonqualified deferred compensation plans under Code Section 409A is also made as soon as administratively practicable after the Parent receives notification of the Member’s death, but in no event later than the later of (1) December 31 of the calendar year of the Member’s death or (2) the date that is 2½ months after the date of Member’s death.

3.3	Termination Benefits

3.3.01	Pre-Retirement Termination Benefits in Respect of Service Prior to January 1, 2000 for Members who were Senior Management Employees on January 1, 2000

In the event of the termination of employment of an Active Member who was a Senior Management Employee on January 1, 2000 and who had participated in the defined benefit provisions of the EGD Plan, provided that the termination of employment is for a reason other than death and occurs prior to the date on which he becomes eligible to retire in accordance with the EGD Plan, the Active Member shall be entitled to a monthly retirement benefit equal to the excess, if any, of:

(a)
the termination benefit payable in accordance with the defined benefit provisions of the EGD Plan and the EGD Supplementary Plan in respect of service prior to January 1, 2000, but in accordance with the normal form of pension applicable to Section 3.1.01(a) and as if the reduction upon early retirement did not exceed ¼ of 1% for every complete month, if any, prior to his attainment of age 60 and if he is a member of the EGD Supplementary Plan, as if the Maximum Pension Rules did not apply; over

(b)	the termination benefit payable in accordance with the defined benefit provisions of the EGD Plan and the EGD Supplementary Plan in respect of service prior to January 1, 2000.

3.3.02	Pre-Retirement Termination Benefits in Respect of Service Prior to July 1, 2001

In the event of the termination of employment of an Active Member who had participated in the defined benefit provisions of the EGD Plan, provided that the termination of employment is for a reason other than death and occurs prior to the date on which he becomes eligible to retire in accordance with the EGD Plan, the Active Member shall be entitled to a monthly retirement benefit equal to the excess, if any, of:

(a)
the termination benefit payable in accordance with the defined benefit provisions of the EGD Plan in respect of service prior to July 1, 2001, but as if Section 4.02(2) of the EGD Plan did not restrict earnings growth to increases in the Average Industrial Wage, over

(b)	the termination benefit payable in accordance with the defined benefit provisions of the EGD Plan and the EGD Supplementary Plan in respect of service prior to July 1, 2001.

3.3.03	Pre-Retirement Termination Benefits in Respect of Service After June 30, 2001

In the event of the termination of employment of an Active Member who had participated in the defined benefit provisions of the EGD Plan, provided that the termination of employment is for a reason other than death and occurs prior to the date on which he becomes eligible to retire in accordance with the EGD Plan, the Active Member shall be entitled to a monthly retirement benefit equal to the excess, if any, of:

(a)	the termination benefit payable in accordance with the defined benefit provisions of the EGD Plan in respect of service after June 30, 2001, but as if the Maximum Pension Rules did not apply; over

(b)	the termination benefit payable in accordance with the defined benefit provisions of the EGD Plan in respect of service after June 30, 2001.

3.3.04	Payment of Termination Benefits

A pre-retirement termination benefit payable in accordance with this Section shall be payable at the same time and on the same terms and conditions that apply to the benefit paid to the Member from the EGD Plan; provided, however, if the Member is a Specified Employee, termination benefits will commence payment on the first day of the month coincident with or next following the date he attains age 60. Notwithstanding the previous sentence, if the Member elects to transfer the Commuted Lump Sum Value of his pre-retirement termination benefit payable in accordance with the defined benefit provisions of the EGD Plan, the Commuted Lump Sum Value of the termination benefit payable in accordance with this Section shall be paid to the Member in a cash lump sum, subject to applicable tax withholding. Upon receipt of this payment, the Member will cease to be a Member and no further entitlement under Article 3 shall be payable.

For Plan Years beginning on or after January 1, 2008, termination benefits subject to Code Section 409A shall be payable only upon the Member’s Separation from Service. Benefits subject to Code Section 409A shall be paid in the form of monthly pension payable in the Normal Benefit Form. However, if a Member has not commenced receiving a benefit payment under the Plan, the Member may request, on a form provided by the Parent, that the form of distribution be changed from one type of life annuity (within the meaning of Code Section 409A) to another type of life annuity, to the extent such forms of benefit payment are available under the Plan and the EGD Plan.

4.	Benefits Payable to Retired Members from the EI Plan

2.3	Application of Article 4

The benefits payable, if any, from the Plan to a Retired Member who retired, terminated employment with a Participating Employer, or died, prior to January 1, 2000, in respect of his service accrued under the defined benefit provisions of the EI Plan, are those determined in accordance with the following sections of this Article 4.

4.1	Retirement Benefits

4.1.01	Amount of Retirement Benefits

A Retired Member as defined in Paragraph 1.3.02(a) or, if applicable, his surviving Spouse shall be entitled to a monthly retirement benefit equal to the excess, if any, of:

(a)	the monthly retirement benefit as outlined in Appendix A; over

(b)	the monthly retirement benefit payable in accordance with the EI Plan.

4.1.02	Payment of Retirement Benefits

The monthly retirement benefit payable to a Retired Member as defined in Paragraph 1.3.02(a) or, if applicable, to his surviving Spouse shall be payable in accordance with the form specified in Appendix A.

5.	Post-Retirement Pension Increases

5.1.01	Annual Increases

(a)	Commencing December 1, 2001 and on December 1 of each calendar year thereafter, the amount of periodic lifetime retirement income payable to:

(i)	a Member who is entitled to post-retirement increases of the benefit payable to him pursuant to the EGD Plan or the EI Plan, as applicable, or

(ii)	the surviving Spouse or Beneficiary of such a Member

that was determined under one or more of Paragraphs 2.1.01(a), 3.1.02(a), 4.1.01(a) and 4.1.02 and Appendix B, including previous post-retirement increases provided in accordance with this Section 5.1.01, shall be increased by 50% of the increase in the Consumer Price Index for the calendar year, provided that at least 12 months have elapsed since the Member’s retirement date.

Notwithstanding the foregoing, annual increases will not be applied to that portion of the benefit under Paragraphs 2.1.01(a), 3.1.02(a), 4.1.01 (a) and 4.1.02 and Appendix B in respect of which no such increase is required to be applied pursuant to the EGD Plan or EI Plan, as applicable.

(b)	Commencing December 1, 2001 and on December 1 of each calendar year thereafter, the amount of periodic lifetime retirement income payable to:

(i)	a Member who is entitled to post-retirement increases of the benefit payable to him pursuant to the EGD Plan or the EI Plan, as applicable, or

(ii)	to the surviving Spouse or Beneficiary of such a Member

that was determined under Paragraph 3.1.01(a) shall be increased by 55% of the increase in the Consumer Price Index for the calendar year, provided that at least 12 months have elapsed since the Member’s Retirement Date and that the rate of increase for any calendar year does not exceed 5%. In the event that such an increase would have been in excess of 5%, the Participating Employer may in its discretion, carry forward the excess for application on a subsequent December 1st when the increase for that calendar year would have been less than 5%.

5.1.02	Annual Increases –Members with Canadian and United States Benefits

Notwithstanding Section 5.1.01 for Members who are entitled to annual increases under the US Supplemental Pension Plan, the annual increase that would otherwise have been determined in accordance with Section 5.1.01 may be determined and payable in accordance with the US Supplemental Pension Plan, provided that such determination is in accordance with the determination of Post Retirement Adjustment Provisions under the EI Plan and the EUS Plan.

6.	Defined Contribution Provisions

6.0    Application of Article 6

The benefits payable, if any, pursuant to the Plan to an Active Member associated with his benefits accrued under the defined contribution provisions of the EGD Plan or the EI Plan are those determined in accordance with the following Sections of this Article 6. For all purposes of Article 6, any benefit attributable to service accrued while a US Tax Resident shall be excluded from the calculation of the benefit payable from the defined contribution provisions of the EI Plan.

6.1	Establishment and Maintenance of Notional Accounts

The Parent shall establish and maintain a Notional Account for each Member which shall be notionally credited with:

(a)	the contributions determined in accordance with Section 6.2; plus

(b)	the Notional Investment Earnings credited thereon in the amounts and at the times determined in accordance with Section 6.3.

6.2	Notional Amounts of Contributions

The Notional Account of each Active Member shall be credited monthly with an amount equal to the excess, if any, of:

(a)	the company contribution in respect of the defined contribution provisions of the EGD Plan or the EI Plan, as applicable, but as if the Maximum DC Pension Rules did not apply; over

(b)	the company contribution in respect of the defined contribution provisions of the EGD Plan or the EI Plan, as applicable.

6.3	Notional Amounts of Investment Earnings

Notional Investment Earnings shall be periodically credited to an Active Member’s Notional Account, not less frequently than annually. For this purpose, the deemed income to be credited shall be the yield rate for Government of Canada Marketable Bonds with Average Yields Over 10 Years as published in the Bank of Canada Financial Statistics for the month of January of the Plan Year under CANSIM Series No. B14013, assuming such yield is compounded annually rather than semi-annually.

6.4	Payment of DC Pension Benefits

6.4.01	Retirement and Termination Benefits

An Active Member shall be entitled to the distribution of the value of his Notional Account as of the valuation date coincident with or immediately following the date that the Active Member:

(a)	retires under the terms of the EGD Plan or the EI Plan, as applicable;

(b)	ceases to be employed prior to retirement; or

(a)	with respect to Notional Account benefits subject to Code Section 409A, incurs a Separation from Service.

Such amount shall be paid to the Member in an immediate cash lump sum, subject to applicable tax withholding. Upon receipt of this payment, the Member will cease to be a Member and no further entitlement under Article 6 shall be payable.

Notwithstanding the previous sentence, with respect to any Member who is a Specified Employee as of the date of his Separation from Service, benefits that are subject to Code Section 409A shall not be paid earlier than the first day of the month coincident with or next following the date that is six (6) months after the date of his Separation from Service.

6.4.02	Pre-retirement Death Benefits

In the event of the death of an Active Member prior to termination of his employment or retirement, the Active Member’s surviving Spouse, or if he has no surviving Spouse, the Active Member’s Beneficiary designated in accordance with the EGD Plan or the EI Plan, as applicable, shall be entitled to the distribution of the value of the Active Member’s Notional Account as of the valuation date coincident with or immediately following the death of the Active Member. Such amount shall be paid to the surviving Spouse or Beneficiary in a cash lump sum, subject to applicable tax withholding. Upon receipt of this payment, the Member will cease to be a Member and no further entitlement under Article 7 shall be payable.

Appendix A

For the purposes of Paragraph 4.1.01(a) and Section 4.1.02, monthly retirement benefits payable to Retired Members at January 1, 2000 are as follows:

Retired Member Name	Form of Pension	Monthly Pension Payable to Retired Member
		To Age 60	To Age 65	After Age 65 Until Death
BLIGHT, J.	Life Only	$1,842.52	$1,842.52	$1,842.52
COLE, G.	Life Guaranteed 10 Years	9,659.60	9,659.60	9,659.60
HASKAYNE, R.	Life Only	23,848.64	23,848.64	23,848.64
KIRKWOOD, G.	Joint & Survivor 60%	4,727.12	4,727.12	3,927.15
MAC DERMOTT, D.	Joint & Survivor 100%	2,477.36	2,477.36	2,477.36
MC NEILL, K.	Joint & Survivor 100%	6,026.23	6,026.23	6,026.23
OMOTH, W.	Joint & Survivor 60%	3,967.79	3,967.79	3,024.32
PEARCE, W.	Life Only	5,301.82	5,301.82	5,301.82
PHILLIPS, B.	Joint & Survivor 100%	1,804.62	1,804.62	1,804.62
PICK, A.	Joint & Survivor 50%	3,447.24	3,447.24	2,295.30
POTTER, D.	Joint & Survivor 60%	2,576.75	2,421.02	1,442.02
ROSS, D.	Life Only	9,857.46	9,857.46	9,857.46
SAVARD, D.	Joint & Survivor 60%	10,232.20	10,117.33	9,662.28
STEPHENS, S.	Joint & Survivor 75%	5,004.26	5,004.26	5,004.26
WALDON, D.	Life Only	2,905.84	2,905.84	2,905.84
WATKINS, R.	Joint & Survivor 50%	5,901.96	5,901.96	5,901.96

For the purposes of Paragraph 4.1.01(a) and Section 4.1.02, monthly retirement benefits payable to the surviving Spouses of Retired Members at January 1, 2000 are as follows:

Retired Member Name	Form of Pension	Monthly Pension Payable to Retired Member
		To Age 60	To Age 65	After Age 65 Until Death
SHEASBY, B.A.	Life Only	$2,710.44	$2,710.44	$2,710.44
HEULE, D.	Life Only	$8,457.60	$8,457.60	$8,457.60

Appendix B

Negotiated Pension Benefits

In addition to any benefits payable in accordance with the other Articles of the Plan, the RCA Fund or the Grantor Trust Fund , as the case may be, shall pay any additional pension benefit that is not payable under the EGD Plan or the EI Plan and that is required pursuant to an executive employment agreement executed by a Member and the Parent except that any such additional pension benefit that is a result of a Member’s period of employment while a US Tax Resident shall be payable from the US Supplemental Pension Plan.

Restatement effective January 1, 2018    17